EXHIBIT 10.3
MIDWEST BANC HOLDINGS, INC.
STOCK AND INCENTIVE PLAN
RESTRICTED STOCK GRANT NOTICE
(NON-EMPLOYEE DIRECTORS)
Pursuant to the Midwest Banc Holdings, Inc. Stock and Incentive Plan (the “Plan”), Midwest Banc Holdings, Inc. (the “Company”) hereby grants to Participant shares of the Company’s Common Stock subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement (the “Award Agreement”), and the Plan, all of which are attached hereto and incorporated herein in their entirety. Capitalized terms used herein shall have the meanings assigned to them in the Plan unless the context otherwise requires or unless otherwise defined herein.

a.	Name of Participant:

b.	Date of Grant (Later of: fifth business day after the date stockholders approve the Plan or fifth business day after the date on which the director is first elected by the shareholders):

c.	Number of Shares Granted:
Vesting Schedule: Your rights in the Common Stock will vest as follows: one-third will vest on the date of grant and one-third will vest on each of the two succeeding anniversaries of the date of grant.
Period of Restriction: The “Period of Restriction” begins on the date of the grant of the Common Stock to you and ends on the date your rights in the Common Stock vest pursuant to the Vesting Schedule described above.
Termination of Service: In the event of your termination of service as a Director of the Company for reasons other than Retirement, death or Disability and prior to the vesting of your rights in the Common Stock, you must transfer the unvested shares of Restricted Stock to the Company.
Additional Terms/Acknowledgements: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Grant Notice, the Award Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Grant Notice, the Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of Restricted Stock previously granted and delivered to Participant under the Plan.

midwest banc holdings, inc.		participant

By:
	Signature	Signature

Title:		Date:

Date:
Attachments: Award Agreement and Midwest Banc Holdings, Inc. Stock and Incentive Plan

MIDWEST BANC HOLDINGS, INC.
STOCK AND INCENTIVE PLAN
RESTRICTED STOCK AWARD AGREEMENT
(NON-EMPLOYEE DIRECTORS)
Pursuant to your Restricted Stock Grant Notice (“Grant Notice”) and this Restricted Stock Award Agreement (the “Award Agreement”), Midwest Banc Holdings, Inc. (the “Company”) has granted you Restricted Stock under the Midwest Banc Holdings, Inc. Stock and Incentive Plan (the “Plan”). Defined terms not explicitly defined in this Award Agreement but defined in the Plan shall have the same definitions as in the Plan.
The details of your Restricted Stock are as follows:
1. VESTING. Subject to the limitations contained herein, your Shares will vest as provided in your Grant Notice. In general, if you terminate your service for reasons other than your Retirement, death, or Disability before your rights in the Common Stock fully vest, the portion of the Common Stock that is not vested will be forfeited.
2. NUMBER OF SHARES. The number of shares of Restricted Stock referenced in your Grant Notice may be adjusted from time to time for changes in corporate capitalization in accordance with the terms of the Plan.
3. EXECUTION AND RETURN OF RESTRICTED STOCK GRANT NOTICE. Within fifteen (15) days from the Date of Grant set forth in the Restricted Stock Grant Notice, you will, if you desire to accept the Award, return two executed copies of the Restricted Stock Grant Notice.
4. SECURITIES LAW REPRESENTATIONS AND ACKNOWLEDGEMENTS. As a condition to the grant of the Restricted Stock, you represent and warrant that you are purchasing the Shares solely for investment purposes and not with an intention to transfer, sell or otherwise dispose of such shares, except as permitted pursuant to the Plan and in compliance with applicable securities laws. You also acknowledge that you understand that the Shares are subject to the transfer restrictions set forth in this Paragraph 4 and Paragraph 7 below. Each certificate evidencing Shares issued to you hereunder shall bear a legend in substantially the following form:
RESTRICTED SHARES
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO ALL TERMS, CONDITIONS, AND RESTRICTIONS OF THE MIDWEST BANC HOLDINGS, INC. STOCK AND INCENTIVE PLAN, A COPY OF WHICH IS ON FILE AND AVAILABLE FOR INSPECTION DURING NORMAL BUSINESS HOURS AT THE COMPANY’S PRINCIPAL OFFICE.
5. VOTING RIGHTS. You may exercise full voting rights with respect to the Shares of Restricted Stock.
6. DIVIDENDS. You shall be entitled to receive all dividends and other distributions paid with respect to the Shares of Restricted Stock. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were paid.
7. TRANSFERABILITY. Your Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the termination of the Period of Restriction.
8. AWARD AGREEMENT NOT AN EMPLOYMENT CONTRACT. This Award Agreement is not an employment or service contract, and nothing in this Award Agreement shall be deemed to create in any way whatsoever any OBLIGATION on your part to continue in the employ of the Company or a Subsidiary, or of the Company or a Subsidiary to continue your employment. In addition, nothing in this Award Agreement shall obligate the Company or a Subsidiary, their respective shareholders, Boards, officers or Employees to continue any relationship that you might have as a Director or consultant for the Company or a Subsidiary.

9. TAX TREATMENT.
     (a) In general, the excess of the Restricted Stock’s Fair Market Value at the date when there is no substantial risk of forfeiture or restrictions on transferability lapse (whichever occurs first) over any price paid for the stock is treated as compensation income to you, and any subsequent change in the value of the Shares will be recognized for tax purposes as capital gain or loss upon the disposition of the Shares.
     (b) In the alternative, you may elect under section 83(b) of the Code to recognize compensation income at the time of the initial transfer of the shares, based on the value of the shares at that time (rather than at the time of vesting). In that event, no income will be recognized upon lapse of the risk of forfeiture or restrictions on transferability, and subsequent appreciation or depreciation will be recognized as capital gain or loss. You should note that you will not be entitled to recover taxes paid if the shares with respect to which a section 83(b) election was made are later forfeited.
     (c) Before making a choice, you should consult with qualified tax counsel to obtain more information regarding the advantages and disadvantages of making a section 83(b) election.
10. WITHHOLDING OBLIGATIONS.
     (a) At the time the restrictions on your Restricted Stock lapse or upon such earlier taxable event arising as a result of the Award granted hereunder, you hereby authorize withholding from amounts payable to you as a director, and otherwise agree to make adequate provision for any sums required to satisfy the Federal, state, local and foreign tax withholding obligations of the Company or a Subsidiary, if any, which arise in connection with your Restricted Stock.
     (b) Upon your request and subject to approval by the Company, in its sole discretion, and compliance with any applicable conditions or restrictions of law, the Company may withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which would be imposed on the transaction.
11. NOTICES. Any notices provided for in your Restricted Stock or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.
12. GOVERNING PLAN DOCUMENT. Your Restricted Stock is subject to all the provisions of the Plan, the provisions of which are hereby made a part of this Award Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Award Agreement and those of the Plan, the provisions of the Plan shall control.
13. BINDING EFFECT; SEVERABILITY. This Award Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and any permitted assigns. In the event any provision of this Award Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remainder of the Award Agreement.

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